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                                                                    Exhibit 10.2

                                 AMENDMENT NO. 2

                                       to

                       364-DAY REVOLVING CREDIT AGREEMENT

          THIS AMENDMENT NO. 2 TO THE 364-DAY REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of July 19, 2002 by and among THE TJX COMPANIES, INC. (the "Borrower"), BANK ONE, NA, in its capacity as contractual representative (the "Administrative Agent") and SunTrust Bank, N.A. (the "New Lender") under that certain 364-Day Revolving Credit Agreement dated as of March 26, 2002 by and among the Borrower, the financial institutions party thereto, the Administrative Agent, FLEET NATIONAL BANK and THE BANK OF NEW YORK, as syndication agents (the "Syndication Agents"), and BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, as documentation agents (as amended, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

          WHEREAS, the Borrower and the Administrative Agent are parties to the Credit Agreement; and

          WHEREAS, pursuant to SECTION 2.11(d) of the Credit Agreement, the Borrower has requested that the Aggregate Commitment be increased from $310,000,000 to $320,000,000;

          WHEREAS, the Borrower, the Administrative Agent and the New Lender have agreed to amend the Credit Agreement to increase the Aggregate Commitment to $320,000,000, and in connection therewith the New Lender has agreed to extend a new Commitment in the amount of $10,000,000, in each case, on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit Agreement:

          1. AMENDMENT TO THE CREDIT AGREEMENT. Effective as of July 19, 2002 (the "Effective Date") and subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, the Credit Agreement is hereby amended pursuant to SECTION 2.11(d) thereof to increase the Aggregate Commitment to $320,000,000, and the Commitment of the New Lender shall be $10,000,000. From and after the Effective Date, the New Lender shall be deemed to be a Lender for all purposes under the Credit Agreement.

          2. CONDITIONS OF EFFECTIVENESS. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received the following documents:
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     (a)  duly executed copies of this Amendment from each of the Borrower, the
          New Lender and the Administrative Agent, and duly executed acknowledgments from each of the Syndication Agents; and

     (b) duly executed copies of a Reaffirmation in the form of EXHIBIT A attached hereto.

          3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

     3.1. This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally).

     3.2. Upon the effectiveness of this Amendment and after giving effect hereto, (i) the Borrower hereby reaffirms that all representations and warranties contained in Article V of the Credit Agreement are correct in all material respects, as though made on and as of the date hereof (other than the representation and warranty set forth in Section 5.5 of the Credit Agreement, which shall only be made by the Borrower as of the date of the Credit Agreement), except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date and (ii) no Default or Unmatured Default has occurred and is continuing.

          4.   REFERENCE TO THE EFFECT ON THE CREDIT AGREEMENT.

     4.1. Upon the effectiveness of SECTION 1 hereof, on and after the date hereof, each reference in the Credit Agreement or in any other Loan Document (including any reference therein to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) shall mean and be a reference to the Credit Agreement as amended hereby.

     4.2. Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     4.3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

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          6.   HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                    THE TJX COMPANIES, INC., as the Borrower


                                    By: /s/ Mary B. Reynolds
                                       ----------------------------------------
                                    Name: Mary B. Reynolds
                                    Title: Vice President - Finance, Treasurer


                                    BANK ONE, NA (Main Office Chicago), as
                                    Administrative Agent


                                    By: /s/ Vincent R. Henchek
                                       ----------------------------------------
                                    Name: Vincent R. Henchek
                                    Title: Director


                                    SunTrust Bank, N.A.


                                    By: /s/ Karen C. Copeland
                                       ----------------------------------------
                                    Name: Karen C. Copeland
                                    Title: Vice President


Acknowledged as of the day and year first above written:

THE BANK OF NEW YORK, as a Syndication Agent

By: /s/ Charlotte Sohn Fuiks
   --------------------------------
Name: Charlotte Sohn Fuiks
Title: Vice President


FLEET NATIONAL BANK, as a Syndication Agent


By: /s/ Linda Alto
   -----------------------------------
Name: Linda Alto
Title: Director


SIGNATURE PAGE TO AMENDMENT NO. 2 TO 364-DAY REVOLVING CREDIT AGREEMENT

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                                                                       EXHIBIT A

                                  REAFFIRMATION

          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the 364-Day Revolving Credit Agreement dated as of March 26, 2002 by and among The TJX Companies, Inc. (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders"), Bank One, NA, in its individual capacity as a Lender and in its capacity as contractual representative (the "Administrative Agent"), FLEET NATIONAL BANK and THE BANK OF NEW YORK, as syndication agents (the "Syndication Agents"), and BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, as documentation agents (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), which Amendment No. 2 is dated as of July 19, 2002 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent, the Syndication Agents or any Lender, each of the undersigned reaffirms the terms and conditions of the Facility Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.


Dated:  July 19, 2002


T.J. MAXX OF CA, LLC                       MARSHALLS OF CA, LLC
T.J. MAXX OF IL, LLC                       MARSHALLS OF IL, LLC
MARMAXX OPERATING CORP.                    NBC TRUST
MARSHALLS OF MA, INC.
NBC OPERATING, LLC                         By: /s/ Mary B. Reynolds
MARSHALLS OF RICHFIELD, MN, INC.              ---------------------------------
NEWTON BUYING COMPANY OF CA, INC.          Name: Mary B. Reynolds
                                           Title: Treasurer

                                           NBC FOURTH REALTY CORP.
By: /s/ Mary B. Reynolds                   MARSHALL'S OF NEVADA, INC.
   -----------------------------------
Name: Mary B. Reynolds
Title: Vice President and Treasurer        By: /s/ Mary B. Reynolds
                                              ---------------------------------
                                           Name: Mary B. Reynolds
                                           Title: Vice President, Treasurer and
                                                  Secretary